UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506
Mailing address: 3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code: (585) 624-3650

Date of fiscal year end: 10/31/24

Date of reporting period: 11/01/23 - 4/30/24

Item 2 - CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2 (b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/2024	10/31/2023

Audit Fees	$16,200	$15,650
Audit-Related Fees	$0	$0
Tax Fees	$2,150	$2,150
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 - INVESTMENTS

Item 6(a) -The list of investments is included in the shareholder report.

Item 6(b) -Not applicable.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

Item 11(a) - The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) - There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13 - EXHIBITS.

(a)(1) Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2003 with Accession Number 0001038199-02-000005).

(a)(2) Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.
Date: June 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.
Date: June 20, 2024

Bullfinch Fund, Inc.

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Unrestricted Series

Greater Western New York Series

Semi-Annual Report

April 30, 2024

(Unaudited)

Management’s Discussion of Fund Performance

June 20, 2024

Dear Fellow Shareholders:

We are very proud to present the April 2024 Semi-Annual Report of Bullfinch Fund, Inc. This report contains the unaudited financial statements for both the Unrestricted Series and the Greater Western New York Series.

Large cap growth stocks performed surprisingly well in the first quarter despite a number of factors that should caution investors. For example, inflation seems stubbornly high making it highly unlikely the Federal Reserve will lower interest rates anytime soon. In addition, the expansion of global military conflicts creates more risk overall.

Core inflation rose 3.5% for the 12 months ending in March. That’s up from 3.2% for the same period ending the month before. Inflation plays a key role in the Fed’s interest rate decision. The Fed continues to target a goal inflation rate of 2%. Going in the wrong direction (which we are), means the current interest rate of the current Fed funds rate (between 5.25%-5.5%) remains unchanged. Expectations are that the Fed will hold this rate through the end of the year.

The tenacity of inflation has caused confusion in the markets. We see this in the diversion of the returns for the various indices for the first quarter. Even the two large cap indices aren’t in-sync. While the S&P 500 rose 10.2%, the Dow Jones Industrial Average only managed 5.6%. Small caps performed even worse as the Russell 2000 was up only 1.8% for the quarter.

Additionally, there was a disparity between growth and value measures. The iShare’s Russell 2000 Growth fund was up 7.5% for the quarter while its Value equivalent rose only 2.6%.

In terms of individual stock performance for the past six months, the Unrestricted Series was led by Western Digital, Meritage Homes Corporation, Viatris, Edwards Lifesciences and Amazon.com, Inc., all up 30% or more. Of the stocks held for the full reporting period, Intel Corp., Schlumberger Ltd., and Consolidated Water Co., Ltd., fell the most (by 10% or more).

In the Greater Western New York Series, Taylor Devices Inc, Citigroup Inc., and Ultralife Corp., led the way, each up by 50% or more. On the downside, Rite Aid Corp. and Bristol-Myers Squibb Co., and Johnson & Johnson were the only stocks in negative territory.

After an impressive run in 2023, the fund portfolios have taken a bit of a breather to start 2024. What’s in store for the rest of the year? Some commentators have suggested that a Trump victory in November would benefit value stocks. We have yet to see any direct evidence that the market is considering the 2024 Presidential Election.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Bullfinch Fund, Inc.

Christopher Carosa, CTFA

President

BULLFINCH FUND INC.

PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the BULLFINCH Fund from 11/1/13 to 4/30/24. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large cap, mid cap and small cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Annualized Returns Ending 4/30/2024	Bullfinch Fund Inc. Unrestricted Series	Value Line Geometric Index	Annualized Returns Ending 4/30/2024	Bullfinch Fund Inc. Greater WNY Series	Value Line Geometric Index
One – Year	+9.96%	+5.14%	One – Year	+13.19%	+5.14%
Five – Year	+6.80%	+1.00%	Five – Year	+4.32%	+1.00%
Ten – Year	+7.54%	+1.58%	Ten – Year	+4.75%	+1.58%

UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

April 30, 2024

(UNAUDITED)

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2024 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $5,248,665	$10,126,399

Cash & Cash Equivalents	1,313,927

Accrued Interest and Dividends	17,177

Prepaid Expenses	4,605

Total Assets	11,462,108

LIABILITIES

Accrued Expenses	12,118

Due to Investment Adviser	9,808

Total Liabilities	21,926

NET ASSETS

Net Assets at April 30, 2024	$11,440,182

COMPOSITION OF NET ASSETS

Net Capital Paid In on Shares of Capital Stock	$11,383,239

Total Distributable Earnings	56,943

Net Assets (Equivalent to $23.69 per share based on 482,891.053 shares issued and outstanding)	$11,440,182

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2024 (UNAUDITED)

		Historical	Fair
	Shares	Cost	Value

Level 1 – Common Stocks – 88.52%

* ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Computers – Software – 13.32%
Adobe Inc.*	1,100	$28,660	$509,113
Microsoft Corp.	1,000	22,076	389,330
Oracle Corp.	5,500	56,122	625,625
		106,858	1,524,068
Medical Products and Supplies – 7.71%
Bristol-Myers Squibb Co.	7,100	359,371	311,974
Edwards Lifesciences*	3,300	52,806	279,411
Johnson & Johnson	1,843	104,985	266,479
Medtronic PLC	300	22,701	24,072
		539,863	881,936
Utilities – Natural Resources - 5.23%
Consolidated Water Co. Ltd.	23,500	276,520	598,075

Insurance- 5.03%
Arthur J Gallagher & Co.	2,450	56,880	574,991

Commercial Services – 4.93%
Paychex, Inc.	4,750	130,495	564,348

Computers - Networking - 4.39%
Cisco Systems, Inc.	10,700	160,237	502,686

Machinery - 4.00%
Flowserve Corp.	9,700	352,263	457,452

Electronics Components – 3.65%
Avnet, Inc.	8,550	340,527	417,838

Building & Related – 3.40%
Meritage Homes Corp.	2,350	99,016	389,489

Tobacco Products – 3.35%
Universal Corp.	7,450	297,131	383,153

Steel - 3.23%
Reliance Inc.	1,300	100,031	370,136

Restaurants/Food Service – 3.12%
Sysco Corp.	4,800	348,962	356,736

Oil & Related – 3.07%
Schlumberger Ltd.	7,400	351,320	351,352

Foods & Beverages – 2.70%
Fresh Del Monte Produce Inc.	12,100	341,779	309,397

The accompanying notes are an integral part of these statements

		Historical	Fair
	Shares	Cost	Value

Level 1 – Common Stocks – 88.52%

Retail - General – 2.66%
Amazon.com Inc. *	1,740	$159,645	$304,500

Aerospace – 2.66%
AAR Corporation*	4,400	83,191	304,216

Retail – Specialty – 2.53%
CVS Health Corp.	3,050	170,752	206,516
Zumiez Inc.*	4,800	105,530	82,560
		276,282	289,076
Computers – Hardware - 2.48%
Western Digital Corp.*	4,000	187,535	283,320

Real Estate & Related – 2.13%
Crown Castle Inc.	2,600	331,804	243,828

Electrical Equipment – 2.13%
Corning Inc.	7,300	66,773	243,674

Industrial Services – 1.85%
Expeditors Int’l Washington	1,900	61,567	211,489

Semiconductors - 1.65%
Intel Corporation	5,000	85,565	152,350
Xperi Inc. *	3,420	90,148	35,944
		175,713	188,294
Telecommunications – 1.28%
Verizon Communications Inc.	3,700	180,520	146,113

Consumer Nondurables – 0.74%
Kenvue Inc.	4,474	31,729	84,201

Media – 0.74%
Adeia Inc.	8,550	108,242	84,132

Pharmaceuticals – 0.54%
Viatris Inc.	5,350	83,781	61,899

Total Investments in Common Stocks		5,248,665	10,126,399

Level 1 – Cash & Equivalents - 11.48%
Schwab US Treasury Money Ultra - 10.23%		1,170,613	1,170,613

Schwab Bank - 1.25%		143,314	143,314
Bank Sweep Interest Rate 0.45%

Total Cash & Equivalents		1,313,927	1,313,927

Total Invested Assets		$6,562,592	$11,440,326

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2024 (UNAUDITED)

Table of Industries

Industry	Fair Value	Percent

Aerospace	$304,216	2.66%
Building & Related	$389,489	3.40%
Commercial Services	$564,348	4.93%
Computers – Hardware	$283,320	2.48%
Computers – Networking	$502,686	4.39%
Computers – Software	$1,524,068	13.32%
Consumer Nondurables	$84,201	0.74%
Electrical Equipment	$243,674	2.13%
Electronics Components	$417,838	3.65%
Foods & Beverages	$309,397	2.70%
Industrial Services	$211,489	1.85%
Insurance	$574,991	5.03%
Machinery	$457,452	4.00%
Media	$84,132	0.74%
Medical Products & Supplies	$881,936	7.71%
Oil & Related	$351,352	3.07%
Pharmaceuticals	$61,899	0.54%
Real Estate & Related	$243,828	2.13%
Restaurants/Food Service	$356,736	3.12%
Retail – General	$304,500	2.66%
Retail – Specialty	$289,076	2.53%
Semiconductors	$188,294	1.65%
Steel	$370,136	3.23%
Telecommunications	$146,113	1.28%
Tobacco Products	$383,153	3.35%
Utilities – Natural Resources	$598,075	5.23%
Total Equities	$10,126,399	88.52%

Cash & Equivalents
Schwab US Treasury Money Ultra	$1,170,613	10.23%

Schwab Bank	$143,314	1.25%
(Bank Sweep Interest Rate 0.45%)

Total Invested Assets	$11,440,326	100.00%

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2024 (UNAUDITED)

INVESTMENT INCOME:
Dividend & Interest Income	$136,284

FEES AND EXPENSES:
Investment Adviser Fees	59,983
Legal and Professional	10,956
Insurance	4,316
Dues and Subscriptions	2,074
Director’s Fees	1,200
Registration Fees	500
State Income Taxes	175
Telephone	80
Custodian Fees	40
Licenses & Permits	20
Total expense	79,344
Net investment gain	56,940

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from securities transactions	3
Change in unrealized appreciation, net	561,685
Net gain on investments	561,688
CHANGE IN NET ASSETS FROM OPERATIONS	$618,628

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024*	Year Ended October 31, 2023
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$56,940	$105,287
Net realized gain from securities transactions	3	1,037,793
Net change in unrealized appreciation of investments	561,685	51,312
Increase in net assets from operations	618,628	1,194,392

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	(1,037,806)	(603,583)
Distribution of ordinary income	(105,286)	(11,416)
Decrease in net assets from distributions to shareholders	(1,143,092)	(614,999)
CAPITAL SHARE TRANSACTIONS:
Shares Sold	135,242	149,102
Reinvestment of distributions to shareholders	1,143,092	614,999
Shares Redeemed	(166,380)	(1,832,684)
Increase (decrease) in net assets from capital share transactions	1,111,954	(1,068,583)
TOTAL INCREASE (DECREASE) IN NET ASSETS	587,490	(489,190)

NET ASSETS:
Beginning of period	10,852,692	11,341,882
End of period	$11,440,182	$10,852,692

*Unaudited

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2024*	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
NET ASSET VALUE, beginning of period	$24.76	$23.47	$25.85	$19.88	$21.20	$19.59

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.12	0.24	(0.01)	(0.01)	0.04	0.12
Net gain (loss) on securities both realized and unrealized	1.42	2.33	(2.37)	6.03	(1.24)	2.46
Total from investment operations	1.54	2.57	(2.38)	6.02	(1.20)	2.58

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.24)	(0.03)	0.00	(0.04)	(0.12)	(0.10)
Distribution of capital gains	(2.37)	(1.25)	0.00	(0.01)	0.00	(0.87)
Total Stock Dividend Distributions	(2.61)	(1.28)	0.00	(0.05)	(0.12)	(0.97)

NET ASSET VALUE, end of period	$23.69	$24.76	$23.47	$25.85	$19.88	$21.20

NET ASSETS**, end of period	$11,440,182	$10,852,692	$11,341,882	$12,426,192	$10,000,845	$10,414,616

*Unaudited

**Rounded

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2024*		October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
RATIO OF EXPENSES TO AVERAGE NET ASSETS**	0.68	%***	1.40%	1.36%	1.37%	1.43%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS**	0.49	%***	0.94%	(0.02)%	(0.02)%	0.22%	0.61%

PORTFOLIO TURNOVER RATE**	0.00	%***	15.30%	2.86%	0.71%	5.94%	16.04%

TOTAL RETURN	5.70%		11.55%	(9.24)%	30.34%	(5.71)%	14.23%

*Unaudited

**Per share amounts calculated using the average shares method

***The ratios presented were calculated using operating data for the six-month period from November 1, 2023 to April 30, 2024.

The accompanying notes are an integral part of these statements

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2024 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account that is federally insured and a money market fund that is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

ASSETS AT FAIR VALUE AS OF:

4/30/24 LEVEL 1
COMMON STOCKS	$10,126,399
CASH & EQUIVALENTS	$1,313,927
TOTALS BY LEVEL	$11,440,326

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations – Most expenses of the fund are either separately billed to each series or allocated under the board approved allocation of expenses.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’tax returns are open for examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders – The Series distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Series during the six months ended April 30, 2024 and during the year ended October 31, 2023 was as follows: The Series made a distribution of its ordinary income of $105,286 to its shareholders on December 26, 2023, in the form of stock dividends equal to 4,219.874 shares of stock. The Series made a distribution of its short term capital gains of $8,533 to its shareholders on December 26, 2023, in the form of stock dividends equal to 342.007 shares of stock. The Series made a distribution of its long term capital gains of $1,029,273 to its shareholders on December 26, 2023, in the form of stock dividends equal to 41,253.403 shares of stock. The Series made a distribution of its ordinary income of $11,416 to its shareholders on December 27, 2022, in the form of stock dividends equal to 513.062 shares of stock. The Series made a distribution of its long term capital gains of $603,583 to its shareholders on December 27, 2022, in the form of stock dividends equal to 27,127.325 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non –cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2024, the Series purchased $0 of common stock. During the same period, the Series redeemed $0 of common stock.

At April 30, 2024, the tax basis components of unrealized appreciation were as follow: the gross unrealized appreciation for all securities totaled $5,205,740 and the gross unrealized depreciation for all securities totaled 328,006 or a net unrealized appreciation of $4,877,734.The aggregate cost of securities for federal income tax purposes at April 30, 2024 was $5,248,665.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2024, the Fund paid investment adviser fees of $59,983.

As of April 30, 2024, the Fund had $9,808 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

Note G - RISKS AND UNCERTAINTIES

In the normal course of business, the Series invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect the valuation of Series of the Fund.

NOTE H - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount
Balance at October 31, 2022	483,163.560	$7,037,647

Shares sold during 2023	6,196.740	$149,102
Shares redeemed during 2023	(78,730.951)	(1,832,684)
Reinvestment of Distributions, December 27, 2022	27,640.387	614,999
Balance at October 31, 2023	438,269.736	$5,969,064

Shares sold during six months ended April 30, 2024	5,512.850	$135,242
Shares redeemed during six months ended April 30, 2024	(6,706.817)	(166,380)
Reinvestment of Distributions, December 26, 2023	45,815.284	1,143,092
Balance at April 30, 2024	482,891.053	$7,081,018

GREATER WESTERN NEW YORK SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

APRIL 30, 2024

(UNAUDITED)

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2024 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $ 1,034,010	$2,327,648

Cash & Cash Equivalents	423,315

Accrued Interest and Dividends	1,986

Prepaid Expenses	670

Total Assets	2,753,619

LIABILITIES

Accrued Expenses	2,230

Due to Investment Adviser	2,463

Total Liabilities	4,693

NET ASSETS

Net assets at April 30, 2024	$2,748,926

COMPOSITION OF NET ASSETS

Net Capital Paid in on shares of Capital Stock	$2,713,926

Total Distributable Earnings	35,000

Net Assets (Equivalent to $25.74 per share based on 106,782.097 shares issued and outstanding)	$2,748,926

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2024 (UNAUDITED)

		Historical	Fair
	Shares	Cost	Value

Level 1 – Common Stocks – 84.61%

*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Aerospace - 11.10%
L3Harris Technologies Inc.	500	$24,989	$107,025
Moog, Inc. Class A	637	15,976	101,328
Northrop Grumman Corp	200	2,294	97,006
		43,259	305,359

Electrical Equipment – 10.07%
Corning, Inc.	2,200	26,502	73,436
Ultralife Corporation*	17,400	65,037	203,580
		91,539	277,016

Electronics Components - 7.46%
Astronics Corp.*	7,000	40,691	117,390
Avnet, Inc.	1,800	71,690	87,966
		112,381	205,356

Banking & Finance – 7.03%
Citigroup, Inc.	1,600	73,288	98,128
Community Bank System	1,200	23,452	51,864
M &T Bank Corp.	300	29,839	43,317
		126,579	193,309

Medical Products & Supplies - 6.90%
Bristol-Myers Squibb Co.	1,150	29,276	50,531
Integer Holdings Corp.*	850	17,417	94,885
Johnson & Johnson	308	17,415	44,534
		64,108	189,950

Utilities - Natural Resources - 5.20%
FirstEnergy Corp.	2,000	70,142	76,680
National Fuel Gas Co.	1,250	50,833	66,375
		120,975	143,055

Steel - 5.20%
Gibraltar Industries Inc.*	2,000	25,111	142,920

Commercial Services - 4.21%
Paychex, Inc.	975	25,852	115,840

Environmental Services - 4.19%
Enviri Corporation*	14,800	72,649	115,144

Real Estate & Related - 3.93%
Extra Space Storage Inc.	805	20,859	108,095

Computers - Software - 3.72%
Oracle Corporation	900	12,070	102,375

The accompanying notes are an integral part of these statements

		Historical	Fair
	Shares	Cost	Value

Level 1 – Common Stocks – 84.61%

Foods & Beverages - 3.69%
Constellation Brands Inc.	400	$2,509	$101,384

Restaurants/Food Service – 2.97%
Sysco Corporation	1,100	79,970	81,752

Instruments - 1.58%
Taylor Devices Inc.*	877	4,394	43,534

Retail - Specialty – 1.54%
CVS Health Corp.	600	33,591	40,626
Rite Aid Corp.*	14,400	72,179	1,872
		105,770	42,498
Automotive – 1.54%
Monro Inc.	1,550	35,604	42,237

Metal Fabrication & Hardware – 1.42%
Graham Corporation *	1,400	15,140	38,976

Telecommunications – 1.00%
Verizon Communications Inc.	700	34,210	27,643

Airlines - 0.99%
Southwest Airlines Co.	1,050	19,813	27,237

Consumer Nondurables - 0.50%
Kenvue Inc.	738	5,195	13,889

Office Equipment - 0.17%
Xerox Holdings Corp.	350	12,742	4,652

Machinery - 0.15%
Columbus McKinnon Corp.	100	2,344	4,127

Industrial Materials - 0.05%
Servotronics, Inc.*	100	937	1,300

Total Investments in Securities		1,034,010	2,327,648

Level 1 – Cash & Equivalents -15.39%

Schwab US Treasury Money Investor - 7.66%		210,830	210,830

Schwab Bank - 7.73%		212,485	212,485
Bank Sweep Interest Rate 0.45%

Total Cash & Equivalents		423,315	423,315

Total Invested Assets		$1,457,325	$2,750,963

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2024 (UNAUDITED)

Table of Industries

Industry	Fair Value	Percent

Aerospace	$305,359	11.10%
Airlines	$27,237	0.99%
Automotive	$42,237	1.54%
Banking & Finance	$193,309	7.03%
Commercial Services	$115,840	4.21%
Computers – Software	$102,375	3.72%
Consumer Nondurables	$13,889	0.50%
Electrical Equipment	$277,016	10.07%
Electronics Components	$205,356	7.46%
Environmental Services	$115,144	4.19%
Foods & Beverages	$101,384	3.69%
Industrial Materials	$1,300	0.05%
Instruments	$43,534	1.58%
Machinery	$4,127	0.15%
Medical Products & Supplies	$189,950	6.90%
Metal Fabrication & Hardware	$38,976	1.42%
Office Equipment	$4,652	0.17%
Real Estate & Related	$108,095	3.93%
Restaurants/Food Service	$81,752	2.97%
Retail – Specialty	$42,498	1.54%
Steel	$142,920	5.20%
Telecommunications	$27,643	1.00%
Utilities – Natural Resources	$143,055	5.20%
Total Equities	$2,327,648	84.61%

Cash & Equivalents

Schwab US Treasury Money Investor	$210,830	7.66%

Schwab Bank	$212,485	7.73%
(Bank Sweep Interest Rate 0.45%)

Total Invested Assets	$2,750,963	100.00%

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2024 (UNAUDITED)

INVESTMENT INCOME:
Dividends & Interest Income	$25,431
FEES AND EXPENSES:
Investment Adviser Fees	14,464
Legal and Professional	1,444
Dues and Subscriptions	1,274
Director’s Fees	1,200
Registration Fees	500
Insurance	480
State Taxes	175
Telephone	80
Licenses & Permits	20
Total expense	19,637
Net investment gain	5,794

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gains from securities transactions	29,206
Change in unrealized depreciation, net	360,069
Net gain on investments	389,275
CHANGE IN NET ASSETS FROM OPERATIONS	$395,069

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30, 2024*	October 31, 2023
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment gain	$5,794	$17,381
Net realized (loss) gain from securities transactions	29,206	(13,293)
Net change in unrealized depreciation of investments	360,069	(126,628)
Change in net assets from operations	395,069	(122,540)

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of ordinary income	(17,382)	(2,334)
Distribution of capital gains	0	(40,789)
Decrease in net assets from distributions to shareholders	(17,382)	(43,123)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	26,242	46,825
Reinvestment of Distributions to shareholders	17,382	43,123
Shares Redeemed	(19,889)	0
Increase in net assets from capital share transactions	23,735	89,948
TOTAL INCREASE (DECREASE) IN NET ASSETS	401,422	(75,715)

NET ASSETS:
Beginning of period	2,347,504	2,423,219
End of period	$2,748,926	$2,347,504

*Unaudited

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended April 30, 2024*	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
NET ASSET VALUE, beginning of period	$22.18	$23.78	$25.09	$20.16	$23.28	$20.80

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.05	0.16	0.00	(0.05)	0.01	0.03
Net (loss) gain on securities both realized and unrealized	3.67	(1.34)	(0.67)	6.28	(3.10)	2.48
Total from investment operations	3.72	(1.18)	(0.67)	6.23	(3.09)	2.51

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.16)	(0.02)	0.00	(0.01)	(0.03)	(0.03)
Distribution of capital gains	0.00	(0.40)	(0.64)	(1.29)	0.00	0.00
Total Stock Dividend Distributions	(0.16)	(0.42)	(0.64)	(1.30)	(0.03)	(0.03)

NET ASSET VALUE, end of period	$25.74	$22.18	$23.78	$25.09	$20.16	$23.28

NET ASSETS**, end of period	$2,748,926	$2,347,504	$2,423,219	$2,457,931	$1,844,090	$2,084,120

*Unaudited

** Rounded

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended April 30, 2024*		Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
RATIO OF EXPENSES TO AVERAGE
NET ASSETS**	0.75	%***	1.44%	1.44%	1.52%	1.54%	1.53%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS**	0.22	%***	0.71%	(0.01)%	(0.22)%	0.03%	0.12%

PORTFOLIO TURNOVER RATE**	0.00	%***	0.94%	10.00%	0.00%	5.61%	0.01%

TOTAL RETURN	16.81%		(4.97)%	(2.81)%	31.73%	(13.30)%	12.11%

*Unaudited

**Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six-month period from November 1, 2023 to April 30, 2024.

The accompanying notes are an integral part of these statements

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS APRIL 30, 2024 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of amounts deposited in a bank sweep account that is federally insured and a money market fund that is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

ASSETS AT FAIR VALUE AS OF:

4/30/24
LEVEL 1
COMMON STOCKS	$2,327,648
CASH & EQUIVALENTS	$423,315
TOTALS BY LEVEL	$2,750,963

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations – Most expenses of the fund are either separately billed to each series or allocated under the board approved allocation of expenses.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’tax returns are open for examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders – The Series distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Series during the six months ended April 30, 2024 and during the year ended October 31, 2023 was as follows: The Series made a distribution of its ordinary income of $17,382 to its shareholders on December 26, 2023 in the form of stock dividends equal to 695.553 shares of stock. The Series made a distribution of its ordinary income of $2,334 to its shareholders on December 27, 2022 in the form of stock dividends equal to 103.728 shares of stock. The Series made a distribution of its long term capital gains of $40,789 to its shareholders on December 27, 2022 in the form of stock dividends equal to 1,812.845 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non–cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2024, the Series purchased $0 of common stock. During the same period, the Series redeemed $63,000 of common stock.

At April 30, 2024, the tax basis components of unrealized appreciation were as follow: the gross unrealized appreciation for all securities totaled $1,390,418 and the gross unrealized depreciation for all securities totaled $96,780 or a net unrealized appreciation of $1,293,638. The aggregate cost of securities for federal income tax purposes at April 30, 2024 was $1,034,010.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2024, the Fund paid investment adviser fees of $14,464.

As of April 30, 2024, the Fund had $2,463 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

As of April 30, 2024, six of the Series’ shareholders of record owned 70% of the outstanding shares. The Series may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Series in the same manner as a high volume of redemption requests. Significant shareholder purchases and redemptions may adversely impact the Series portfolio management and may cause the Series to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Series’ transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Series to perform differently than intended.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

Note G - RISKS AND UNCERTAINTIES

In the normal course of business, the Series invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect the valuation of Series of the Fund.

NOTE H - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2022	101,921.618	$1,501,344
Shares sold during 2023	2,007.258	$46,825
Shares redeemed during 2023	0	0
Reinvestment of Distributions, December 27, 2022	1,916.573	43,123
Balance at October 31, 2023	105,845.449	$1,591,292

Shares sold during six months ended April 30, 2024	1,020.600	$26,242
Shares redeemed during six months ended April 30, 2024	(779.505)	(19,889)
Reinvestment of Distributions, December 26, 2023	695.553	17,382
Balance at April 30, 2024	106,782.097	$1,615,027

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